UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 5, 2003

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                           THE PRINCETON REVIEW, INC.
             (Exact name of registrant as specified in its charter)

            Delaware               000-32469            22-3727603
        (State or Other        (Commission File      (I.R.S. Employer
        Jurisdiction of             Number)         Identification No.)
         Incorporation)

                                  2315 Broadway
                            New York, New York 10024
                    (Address of principal executive offices)

                                 (212) 874-8282
                         (Registrant's telephone number,
                              including area code)

                  --------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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Item 7.     Financial Statements and Exhibits.

(c) Exhibits.

      99.1  Press release dated November 5, 2003.

Item 12.    Results of Operations and Financial Condition.

      On November 5, 2003, The Princeton Review, Inc., a Delaware corporation, issued a press release announcing unaudited financial results for the quarter and nine-month period ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

      The information included herein and in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2003

                                    THE PRINCETON REVIEW, INC.


                                    By          /s/  Stephen Melvin
                                      ------------------------------------------
                                      Name:  Stephen Melvin
                                      Title: Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit     Description
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99.1        Press release dated November 5, 2003.